EXHIBIT 24


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File
     No. 33-32402.

                                        ARTHUR ANDERSEN LLP




     Washington, D.C.
     March 20, 1995